Exhibit 99.1

Icahn Enterprises L.P. Investor Presentation November 2022

2 Forward - Looking Statements and Non - GAAP Financial Measures Forward - Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements included herein, other than statements that relate solely to historical fact, are “forward - looking statements . ” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends . Forward - looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact . Our expectations, beliefs and projections are expressed in good faith, and we believe that there is a reasonable basis for them . However, there can be no assurance that these expectations, beliefs and projections will result or be achieved . There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward - looking statements contained in this presentation, including economic, competitive, legal and other factors, including the severity, magnitude and duration of the COVID - 19 pandemic, and any impacts from the Russia/Ukraine conflict . These and other risks and uncertainties are described in our Annual Report on Form 10 - K for the year ended December 31 , 2021 , our Quarterly Report on Form 10 - Q for the Quarter ended September 30 , 2022 , and our other filings with the SEC . There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward - looking statements . All forward - looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation . Except to the extent required by law, we undertake no obligation to update or revise forward - looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events . Non - GAAP Financial Measures This presentation contains certain non - GAAP financial measures, including EBITDA, Adjusted EBITDA and Indicative Net Asset Value . The non - GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U . S . GAAP . These non - GAAP measures should be evaluated only on a supplementary basis in connection with our U . S . GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10 - K for the year ended December 31 , 2021 , and our Quarterly Report on Form 10 - Q for the Quarter ended September 30 , 2022 . A reconciliation of these non - GAAP financial measures to the most directly comparable U . S . GAAP financial measures can be found in the back of this presentation .

Company Overview 3

4 Overview of Icahn Enterprises (1) Including reinvestment of distributions into additional depositary units and taking into account in - kind distributions of depositary units. (2) Including reinvestment of distributions into those investments. (3) Investment segment total assets represents total equity (equity attributable to IEP was $4.4 billion). (4) We completed the sale of 100% of the equity interests in PSC Metals, LLC on December 7, 2021. (5) All Other operating segments includes Food Packaging, Home Fashion, and Pharma. • Icahn Enterprises L . P . (IEP) is a diversified holding company with operating segments in Investment, Energy, Automotive, Real Estate, Food Packaging, Home Fashion and Pharma . • IEP is majority owned and controlled by Carl Icahn . • Over many years, Carl Icahn has contributed most of his businesses to and executed transactions primarily through IEP. • As of September 30, 2022, Carl Icahn and his affiliates owned approximately 86% of IEP’s outstanding depositary units. • On January 1 , 2000 , the closing sale price of IEP depositary units was $ 7 . 63 . On September 30 , 2022 , IEP depositary units closed at $ 49 . 67 — a 2 , 054% (1) increase . This translates to an annualized return of approximately 14% (1) . Comparatively, the S&P 500 , Dow Jones Industrial, Russell 2000 indices and Berkshire Hathaway Class A shares increased approximately 276% , 327% , 344 % and 625% , respectively, over the same period, which translates to an annualized return of approximately 6% , 7% , 7 % and 9% , respectively (2) . • IEP has declared 70 consecutive quarterly distributions since 2005 and has increased the quarterly distribution over time . IEP currently has an $ 8 . 00 annualized distribution, which is a 15 % yield as of November 17 , 2022 . • IEP has liquidity through its ability to redeem its investment in the Investment Funds on a daily basis (approximately $ 4 . 4 billion as of September 30 , 2022 ) . Investment (3) $9,595 ($435) ($276) ($196) Energy 4,839 10,252 216 580 Automotive 2,660 2,372 (185) (85) Real Estate 515 113 5 14 Metals (4) - 266 167 7 All Other (5) 980 706 (32) 51 Holding Company 1,764 41 (219) (1) $20,353 $13,315 ($324) $370 ($Millions) As of September 30, 2022 Twelve Months Ended September 30, 2022 Assets Total Revenue Net Income (Loss) Attributable to IEP Adjusted EBITDA Attributable to IEP

5 Summary Corporate Organizational Chart Note: Percentages denote equity ownership as of September 30, 2022. Excludes intermediary and pass - through entities. CVR Energy , Inc. (NYSE: CVI) Vivus LLC Various Real Estate Holding Entities WestPoint Home LLC Icahn Enterprises G.P. Inc. Icahn Enterprises L.P. ( NasdaqGS : IEP) Icahn Enterprises Holdings L.P. 1% 1% 99% LP Interest 8 9% 71% Icahn Capital LP Viskase Companies , Inc. (OTCPK: VKSC) As of 09/30 /20 22 , Icahn Enterprises had investments with a fair market value of approximately $4. 4 billion in the Investment Funds Consists of rental commercial real estate, property development and associated resort activities Provider of home textile products for more than 200 years Specialty pharmaceutical company One of the worldwide leaders in cellulosic, fibrous and plastic casings for the processed meat industry Independent refiner and marketer of transportation fuels 100% 100% 100% 100% Icahn Automotive Group LLC Engaged in the distribution of automotive parts in the aftermarket as well as providing automotive services 100% Producer and distributer of nitrogen fertilizer products CVR Partners, LP (NYSE: UAN) 3 7%

6 Diversified Subsidiary Companies with Significant Inherent Value • IEP’s subsidiary companies possess key competitive strengths and/or leading market positions • IEP seeks to create incremental value by investing in organic growth and targeting businesses that offer consolidation opportunities • Capitalize on attractive interest rate environment to pursue acquisitions and recognize meaningful synergies The Company’s diversification across multiple industries and geographies provides a natural hedge against cyclical and general economic swings Over 200 year heritage with some of the best known brands in home fashion Leading global market position in non - edible meat casings poised to capture further growth in emerging markets Strategically located mid - continent petroleum refiner and nitrogen fertilizer producer Long - term real estate investment horizon with strong, steady cash flows Real Estate Segment Engaged in the distribution of automotive parts in the aftermarket as well as providing automotive services Dedicated to addressing the therapeutic needs of patients with serious medical conditions and life - limiting diseases

7 Evolution of Icahn Enterprises • IEP began as American Real Estate Partners, which was founded in 1987, and now has diversified its portfolio to seven operati ng segments and approximately $28 billion of assets as of September 30, 2022. • IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and fin ancial results. • IEP’s record is based on a long - term horizon that can enhance business value for continued operations and/or facilitate a profit able exit strategy. • In 2017, IEP sold American Railcar Leasing for $3.4 billion, resulting in a pre - tax gain of $1.7 billion. • In 2018, IEP sold Federal - Mogul for $5.1 billion, resulting in a pre - tax gain of $251 million, Tropicana for $1.5 billion, resul ting in a pre - tax gain of $779 million, and American Railcar Industries for $1.75 billion, resulting in a pre - tax gain of $400 million. • In 2019, IEP sold Ferrous Resources for aggregate consideration of approximately $550 million (including repaid indebtedness) , r esulting in a pre - tax gain of $252 million. • In 2021, IEP completed the sale of 100% of the equity interests in PSC Metals, LLC to SA Recycling LLC, for total cash consid era tion of approximately $323 million (including repaid indebtedness and subject to customary post - closing adjustments) resulting in a pre - tax gain on disposition of assets of $163 mil lion. • Acquired partnership interest in Icahn Capital Management L.P. in 2007 • IEP and certain of Mr. Icahn's wholly owned affiliates are the sole investors in the Investment Funds. • IEP also has grown the business through organic investment and through a series of bolt - on acquisitions. Timeline of Recent Acquisitions and Exits (1) Based on the closing stock price of $34.29 and approximately 86.4 million depositary and general partner equivalent units outstanding a s of December 31, 2010 (2) Based on the closing stock price of $49.67 and approximately 344.3 million depositary and general partner equivalent un its outstanding as of September 30, 2022 As of December 31, 20 10 (1) • Mkt. Cap: $2.9 bn • Total Assets: $ 21.3 bn As of September 30, 2022 (2) • Mkt. Cap: $ 17.1b n • Total Assets: $2 7.5 bn CVR Energy 5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR Year: CVR Refining & CVR Partners 2013: CVR Refining completed IPO and secondary offering. CVR Partners completed a secondary offering American Railcar Leasing 10/2/13: Acquired 75% of ARL from companies wholly owned by Carl Icahn IEH Auto Parts Holding 6/1/15: Acquired substantially all of the auto part assets in the U.S. of Uni - Select Inc. Ferrous Resources 6/8/15: IEP acquired a controlling interest in Ferrous Resources Pep Boys 2/4/16: IEP acquired Pep Boys American Railcar Leasing 2017: Sale of ARL for $3.4 billion Federal - Mogul & Tropicana 10/1/18: Sold Federal - Mogul for $5.1 billion and Tropicana for $1.5 billion American Railcar Industries 12/5/18: Sold American Railcar Industries for $1.75 billion 201 1 201 2 2013 201 4 201 5 201 6 201 7 201 8 201 9 20 20 2021 Ferrous Resources 8/1/19: Sold Ferrous Resources for $550 million, IEP share of cash proceeds was $4 63 million Vivus , Inc 12/11/20: Acquired all of the outstanding common stock of Vivus upon its emergence from bankruptcy PSC Metals 12/7/21: Sold PSC Metals, LLC for $323 million

8 Ability to Maximize Shareholder Value Through Proven Activist Strategy • IEP seeks undervalued companies and often becomes “actively” involved in the targeted companies • Activist strategy requires significant capital, rapid execution and willingness to take control of companies • Implement changes required to improve businesses Purchase of Stock or Debt • IEP pursues its activist strategy and seeks to promulgate change . – Dealing with the board and management – Proxy fights – Tender offers – Taking control • IEP’s investment and legal team is capable of unlocking a target’s hidden value . – Financial/balance sheet restructuring – Operation turnarounds – Strategic initiatives – Corporate governance changes • Mr. Icahn and Icahn Capital have a long and successful track record of generating significant returns employing the activist str ategy • IEP’s subsidiaries often started out as investment positions in debt or equity either directly by Icahn Capital or Mr. Icahn • Active participation in the strategy and capital allocation for targeted companies • Not involved in day - to - day operations • IEP will make necessary investments to ensure subsidiary companies can compete effectively Putting Activism into Action

9 Deep Team Led by Carl Icahn • Led by Carl Icahn • Substantial investing history provides IEP with a unique network of relationships and access to Wall Street • Team consists of professionals with diverse backgrounds • Well rounded team with professionals focusing on different areas such as equity, distressed debt and credit Note: As of September 30, 2022 Name Title Years at Icahn Years of Industry Experience David Willetts President & Chief Executive Officer 1 25 Ted Papapostolou Chief Financial Officer 16 19 Brett Icahn Portfolio Manager 18 20 Gary Hu Portfolio Manager 1 11 Steven Miller Portfolio Manager 1 10 Andrew Teno Portfolio Manager 1 12 Jesse Lynn General Counsel 18 25 Hunter Gary Senior Managing Director 19 25 Jordan Bleznick Chief Tax Counsel 20 42

Overview of Operating Segments 10

Highlights and Recent Developments • Long history of investing in public equity and debt securities and pursuing activist agenda • Employs an activist strategy that seeks to unlock hidden value through various tactics • Financial/balance sheet restructurings (e.g., CIT Group, Apple) • Operational turnarounds (e.g., Motorola, Navistar) • Strategic initiatives (e.g., eBay/PayPal, Xerox/Conduent) • Corporate governance changes (e.g., Newell, Caesars, Herbalife, Cloudera) • As of September 30, 2022, the Funds had a net short notional exposure of 54% ( 66 % long and 120% short) Segment Description • IEP invests its proprietary capital through various private investment funds (the “Funds”) managed by the Investment segment • Fair value of IEP’s investment in the Funds was approximately $4.4 billion as of September 30, 2022 11 Segment: Investment Historical Segment Financial Summary (1) Refer to the Adjusted EBITDA reconciliations in the Appendix . (2) Balance Sheet data as of end of each respective period. (3) Based on closing share price as of specified date. (4) Total economic ownership as a percentage of common shares issued and outstanding . Significant Holdings As of September 30, 2022 Company Mkt. Value ($mm) (3) % Ownership (4) $702 3.3% $ 461 9.9% $459 8.0% $ 448 22.0% $ 418 13.5% ($Millions) Selected Income Statement Data: Total revenue ($1,414) ($1,249) $202 ($435) Adjusted EBITDA (1) (1,437) (1,251) 186 (456) Net income (loss) (1,543) (1,447) (32) (631) Adjusted EBITDA attributable to IEP (1) (723) (673) 83 (196) Net income (loss) attributable to IEP (775) (765) (16) (276) Returns -15.4% -14.3% -0.3% -6.2% Segment Balance Sheet Data (2) : Equity attributable to IEP $4,296 $4,283 $4,271 $4,387 Total Equity $8,783 $9,342 $9,390 $9,595 Investment Segment FYE December 31, LTM September 30, 20222019 2020 2021

Highlights and Recent Developments Petroleum • Strategic location and complex refineries allow CVR to benefit from access to price advantaged crude oil • Approximately 202k bpd of crude processing in Kansas and Oklahoma • Complex refineries can process different types of crude oil to optimize profitability • Negatively impacted by RIN prices • Completed construction of Renewable Diesel Unit (RDU) at Wynnewood with expected production capacity of 100 mm gallons per year • Declared a third quarter 2022 cash distribution of 40 cents per share and a special cash dividend of $1.00 per share, bringing cumulative dividends declared to date of $4.80 related to the nine months of 2022 Fertilizer • CVR Partners owns two nitrogen fertilizer plants strategically located in the Southern Plains and Corn Belt region • Diverse feedstock exposure through petroleum coke and natural gas • Consistently maintain high utilization rates at product facilities • Declared cash distribution of $1.77 per common unit for the 2022 third quarter, bringing cumulative distributions declared to date of $19.32 per common unit related to the nine months of 2022 Segment Description • CVR Energy, Inc. (NYSE: CVI) is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing businesses through its interests in CVR Refining, LP and CVR Partners, LP (NYSE: UAN) • CVR Refining is an independent petroleum refiner and marketer of high - value transportation fuels in the mid - continent of the United States • CVR Partners is a manufacturer of ammonia and urea ammonium nitrate solution fertilizer products 12 Segment: Energy Historical Segment Financial Summary (1) Refer to the Adjusted EBITDA reconciliations in the Appendix. (2) Balance Sheet data as of the end of each respective period . ($Millions) Selected Income Statement Data: Net sales $6,364 $3,930 $7,242 $10,329 Adjusted EBITDA (1) 880 33 462 1,056 Net income (loss) 314 (327) 29 452 Adjusted EBITDA attributable to IEP (1) 572 (15) 231 580 Net income (loss) attributable to IEP 246 (194) (5) 216 Segment Balance Sheet Data (2) : Total assets $4,673 $4,723 $4,587 $4,839 Equity attributable to IEP $1,312 $1,039 $686 $674 Energy Segment FYE December 31, LTM September 30, 20222019 2020 2021

Highlights and Recent Developments • Icahn Automotive has been in the process of implementing a multi - year plan to separate its aftermarket parts and automotive services businesses into two separate operating companies. Our Automotive segment's priorities include: • Positioning the services business to take advantage of opportunities in the do - it - for - me market and vehicle fleets; • Optimizing the value of the commercial parts distribution business in certain high - volume core markets; • Exiting the automotive parts distribution business in certain low volume, non - core markets; • Improving inventory management across Icahn Automotive's parts and tire distribution network; • Investment in customer experience initiatives such as selective upgrades in facilities; • Investment in employees with focus on training and career development investments; and • Business process improvements, including investments in our supply chain and information technology capabilities • Management continues to focus on consolidating its Distribution Center footprint, growing e - commerce and rebalancing its inventory Segment Description • We conduct our Automotive segment through our wholly owned subsidiary, Icahn Automotive Group LLC ("Icahn Automotive") • Icahn Automotive is engaged in the retail and wholesale distribution of automotive parts in the aftermarket as well as providing automotive repair and maintenance services to its customers 13 Segment: Automotive Historical Segment Financial Summary (1) Refer to the Adjusted EBITDA reconciliations in the Appendix . (2) Balance Sheet data as of the end of each respective period . ($Millions) Selected Income Statement Data: Net sales and other revenue from operations $2,884 $2,478 $2,394 $2,372 Adjusted EBITDA (1) (80) (45) (67) (85) Net income (loss) (197) (198) (260) (185) Segment Balance Sheet Data (2) : Total assets $3,495 $3,085 $2,582 $2,660 Equity attributable to IEP $1,750 $1,554 $1,575 $1,633 Automotive Segment FYE December 31, LTM September 30, 20222019 2020 2021

Highlights and Recent Developments • Business strategy is based on long - term investment outlook and operational expertise Investment Property Operations • Maximize value of commercial lease portfolio through effective management of existing properties • Seek to sell assets on opportunistic basis Country Club Operations • Club operations focuses on operating golf and other country club activities in New Seabury Hotel and Timeshare Operations • Hotel and timeshare operations focuses on operating a resort in Oranjestad , Aruba Segment Description • Our Real Estate segment consists primarily of investment properties, the development and sale of single - family homes, and the management of a country club. We also own a hotel and timeshare resort in Aruba and a property in Atlantic City, New Jersey • Investment properties consist of retail, office and industrial properties leased to corporate tenants • Property development focuses on the construction and sale of single - family homes • Club operations focuses on operating golf and other country club activities 14 Segment: Real Estate Historical Segment Financial Summary (1) Refer to the Adjusted EBITDA reconciliations in the Appendix. (2) Balance Sheet data as of the end of each respective period. ($Millions) Selected Income Statement Data: Net sales and other revenue from operations $98 $102 $93 $110 Adjusted EBITDA (1) 24 28 (1) 14 Net income (loss) 16 (16) (8) 5 Segment Balance Sheet Data (2) : Total assets $514 $486 $526 $515 Equity attributable to IEP $474 $440 $472 $458 Real Estate Segment FYE December 31, LTM September 30, 20222019 2020 2021

Highlights and Recent Developments Food Packaging • Future growth expected to be driven by changing diets of a growing middle class in emerging markets • Developed markets remain a steady source of income • Distribution channels to certain customers spanning more than 50 years • Significant barriers to entry • Technically difficult chemical production process • Significant environmental and food safety regulatory requirements • Substantial capital cost Home Fashion • Streamlined merchandising, sales and customer service divisions • Focus on core profitable customers and product lines • WPH has implemented a more customer - focused organizational structure with the intent of expanding key customer relationships and rebuilding the company’s sales backlog • Continued strength with institutional customers Pharma • During 2021 completed product cycle enhancements for Pancreaze with the high dose product launch • Focused on launching Qsymia in various EU countries and expand licensing agreements globally All Other Operating Segments Description • Food Packaging : We conduct our Food Packaging segment through our majority owned subsidiary, Viskase Companies, Inc. (OTCPK:VKSC), a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry • Home Fashion : We conduct our Home Fashion segment through our wholly owned subsidiary, WestPoint Home LLC. WestPoint Home LLC is engaged in manufacturing, sourcing, marketing, distributing and selling home fashion consumer products • Pharma : We conduct our Pharma segment through our wholly owned subsidiary, Vivus LLC. Vivus is a specialty pharmaceutical company with two approved therapies and one product candidate in active clinical development 15 All Other Operating Segments Other Operating Segments Financial Summary (1) All Other operating segments include Food Packaging, Home Fashion, and Pharma. Results for each of these separate segments ca n b e found in our Form 10 - Q/10 - K filed with the SEC. (2) Refer to Adjusted EBITDA reconciliation in the Appendix. (3) Balance Sheet data as of the end of each respective period. ($Millions) Selected Income Statement Data: Net sales and other revenue from operations $572 $600 $698 $720 Adjusted EBITDA (2) 41 63 62 56 Net income (loss) (39) (4) (13) (32) Adjusted EBITDA attributable to IEP (2) $31 $52 $56 $51 Net income (loss) attributable to IEP (34) (4) (13) (32) Segment Balance Sheet Data (3) : Total assets $748 $1,040 $1,010 $980 Equity attributable to IEP $187 $545 $534 $505 All Other Operating Segments (1) FYE December 31, LTM September 30, 2020 2021 20222019

Financial Performance 16

17 Financial Performance Net Income (Loss) Attributable to Icahn Enterprises Adjusted EBITDA Attributable to Icahn Enterprises (1) (1) Refer to the Adjusted EBITDA reconciliations in the Appendix. (2) We completed the sale of 100% of the equity interests in PSC Metals, LLC on December 7, 2021. (3) All Other operating segments include Food Packaging, Home Fashion, and Pharma. Results for each of these separate segments ca n b e found in our Form 10 - Q/10 - K filed with the SEC. ($Millions) Operating Segments: Energy $246 ($194) ($5) $216 Automotive (197) (198) (260) (185) Real Estate 16 (16) (8) 5 Metals (22) - 186 167 Mining 299 - - - All Other (2) (34) (4) (13) (32) Discontinued Operations (32) - - - Operating Segments 276 (412) (100) 171 Investment (775) (765) (16) (276) Holding Company (599) (476) (402) (219) Consolidated ($1,098) ($1,653) ($518) ($324) FYE December 31, LTM Sep 30, 2019 2020 2021 2022 ($Millions) Operating Segments: Energy $572 ($15) $231 $580 Automotive (80) (45) (67) (85) Real Estate 24 28 (1) 14 Metals 2 20 38 7 Mining 55 - - - All Other (2) 31 52 56 51 Operating Segments 604 40 257 567 Investment (723) (673) $83 ($196) Holding Company (343) (102) (67) (1) Consolidated ($462) ($735) $273 $370 2022 LTM Sep 30, FYE December 31, 2019 2020 2021

18 Consolidated Financial Snapshot (1) All Other operating segments include Food Packaging, Home Fashion, and Pharma. Results for each of these separate segment s c an be found in our Form 10 - Q/10 - K filed with the SEC. Net Income (Loss): Investment ($1,543) ($1,447) ($32) $820 $221 ($631) Energy 314 (327) 29 13 436 452 Automotive (197) (198) (260) (139) (64) (185) Real Estate 16 (16) (8) (5) 8 5 Metals (22) - 186 19 - 167 All Other (1) 272 (4) (13) (6) (25) (32) Holding Company (599) (476) (402) (376) (193) (219) Net income (loss) ($1,791) ($2,468) ($500) $326 $383 ($443) Less: net income (loss) attributable to non-controlling interests (693) (815) 18 448 311 (119) Net income (loss) attributable to Icahn Enterprises ($1,098) ($1,653) ($518) ($122) $72 ($324) Adjusted EBITDA: Investment ($1,437) ($1,251) $186 $990 $348 ($456) Energy 880 33 462 345 939 1,056 Automotive (80) (45) (67) 30 12 (85) Real Estate 24 28 (1) 2 17 14 Metals 2 20 38 31 0 7 All Other (1) 111 63 62 49 43 56 Holding Company (343) (102) (67) (34) 32 (1) Consolidated Adjusted EBITDA ($843) ($1,254) $613 $1,413 $1,391 $591 Less: Adjusted EBITDA attributable to non-controlling interests (381) (519) 340 698 579 221 Adjusted EBITDA attributable to Icahn Enterprises ($462) ($735) $273 $715 $812 $370 Capital Expenditures $250 $199 $305 $239 $254 $320 ($Millions) FYE December 31, Nine Months Ended September 30, LTM September 30, 2019 2020 2021 2021 2022 2022

19 Strong Balance Sheet (1) All Other operating segments includes Food Packaging, Home Fashion, and Pharma. ASSETS Cash and cash equivalents $21 $618 $61 $12 $26 $3 $20 $1,671 $2,432 Cash held at consolidated affiliated partnerships and restricted cash 4,684 7 10 - 10 1 - 66 4,778 Investments 4,786 77 - - 14 - - - 4,877 Accounts receivable, net - 320 143 84 13 30 20 - 610 Inventories, net - 632 812 101 - 106 23 - 1,674 Property, plant and equipment, net - 2,696 819 133 347 57 - 5 4,057 Goodwill and intangible assets, net - 205 354 24 - 17 233 - 833 Other assets 7,271 284 461 94 105 17 5 22 8,259 Total assets $16,762 $4,839 $2,660 $448 $515 $231 $301 $1,764 $27,520 LIABILITIES AND EQUITY Accounts payable, accrued expenses and other liabilities $1,785 $1,933 $1,012 $138 $52 $60 $56 $108 $5,144 Securities sold, not yet purchased, at fair value 5,382 - - - - - - - 5,382 Debt - 1,593 15 163 1 45 - 5,310 7,127 Total liabilities $7,167 $3,526 $1,027 $301 $53 $105 $56 $5,418 $17,653 Equity attributable to Icahn Enterprises $4,387 $674 $1,633 $134 $458 $126 $245 ($3,654) $4,003 Equity attributable to non-controlling interests 5,208 639 - 13 4 - - - 5,864 Total equity $9,595 $1,313 $1,633 $147 $462 $126 $245 ($3,654) $9,867 Total liabilities and equity $16,762 $4,839 $2,660 $448 $515 $231 $301 $1,764 $27,520 Investment Energy Automotive Food Packaging (1) Home Fashion (1) Pharma (1) Holding Company ConsolidatedReal Estate ($Millions) As of September 30, 2022

20 IEP Summary Financial Information Company’s calculation of Indicative Net Asset Value : Note: Refer to Use of Indicative Net Asset Value Data on next page for footnotes and additional information. 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 Holding Company interest in Investment Funds (1) 4,660$ 4,271$ 4,684$ 4,469$ 4,387$ CVR Energy (2) 1,186 1,197 1,818 2,385 2,063 Delek (2) 134 105 28 - - Viskase (3) 266 230 230 210 207 Real Estate Holdings (1) 435 472 462 459 458 WestPoint Home (1) 132 132 138 137 126 Vivus (1) 262 259 254 251 245 Automotive Services (4)(5) 763 952 937 851 645 Automotive Parts (1)(4) 590 422 493 479 490 Automotive Owned Real Estate Assets (4) 1,187 1,187 1,187 1,187 1,187 Icahn Automotive Group (4) 2,540 2,561 2,617 2,517 2,322 Sold Investments: PSC Metals (6) 301 - - - - Add: Holding Company cash and cash equivalents (7) 1,257 1,707 1,369 1,446 1,671 Less: Holding Company debt (7) (5,810) (5,810) (5,311) (5,310) (5,310) Add: Other Holding Company net assets (8) 9 (3) (58) 15 (9) Indicative Net Asset Value 5,372$ 5,121$ 6,231$ 6,579$ 6,160$ Other Subsidiaries: As of Market-valued Subsidiaries and Investments: ($Millions)

21 IEP Summary Financial Information Use of Indicative Net Asset Value Data The Company uses Indicative Net Asset Value as an additional method for considering the value of the Company’s assets, and we believe that this information is more indicative of value than our assets presented in accordance with GAAP . Over the last few years, we have invested significantly in companies in which we have majority control, and we believe the market value of these companies has increased more than is reflected in the change in their GAAP asset value . Only when we sell companies, as exemplified by the sale of PSC Metals, LLC, will our GAAP financial statements capture true market values . Certain of our real estate assets were valued to reflect estimated market values which are substantially different from the GAAP asset values . Please note, however, that the indicative net asset value does not represent the market price at which the depositary units trade or the value that we would realize on a sale of the particular assets, especially those where the value is not based on trading or market value . Accordingly, data regarding Indicative net asset value is of limited use and should not be considered in isolation . Indicative net asset value does not purport to reflect a valuation of IEP . The calculated Indicative net asset value does not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds and other net assets attributable to IEP . A valuation is a subjective exercise and Indicative net asset value does not necessarily consider all elements or consider in the adequate proportion the elements that could affect the valuation of IEP . Investors may reasonably differ on what such elements are and their impact on IEP . No representation or assurance, express or implied, is made as to the accuracy and correctness of Indicative net asset value as of these dates or with respect to any future indicative or prospective results which may vary . Footnotes to Company’s calculation of Indicative Net Asset Value: (1) Represents equity attributable to us as of each respective date. (2) Based on closing share price on each date (or if such date was not a trading day, the immediately preceding trading day) a nd the number of shares owned by the Holding Company as of each respective date. (3) Amounts based on market comparables due to lack of material trading volume, valued at 9.0x Adjusted EBITDA for the twelve months ended as of each respective date . (4) Prior to Q3 2021, our presentation of Indicative Net Asset Value with respect to Icahn Automotive Group (“IAG”) was based on the equity attributable to us as of each respective date. IAG has been in the process of implementing a multi - year transformation plan, which includes restructuring of i ts businesses, including an extensive real - estate optimization project which resulted in closing underperforming retail locations in the majority of 216 owned locations . G iven the change in the use of the real estate assets, management determined a change in how Indicative Net Asset Value is estimated would provide a more meaningful measure of the assets’ fair - market - value. Management performed a valuation on the owned real - estate with the assistance of third - party consultants to estimate fai r - market - value. This analysis utilized property - level market rents, location level profitability, and utilized prevailing cap rates ranging from 5.5% to 6.5%. The valu ation assumed that triple net leases are in place for all the locations at rents estimated by management based on market conditions. There is no assurance we would be able to sel l the assets on the timeline or at the prices and lease terms we estimate. Different judgments or assumptions would result in different estimates of the value of the real est ate assets. Moreover, although we evaluate and provide our Indicative Net Asset Value on a quarterly basis, the estimated values may fluctuate in the interim, so that a ny actual transaction could result in a higher or lower valuation. (5) Prior to Q4 2021, Automotive Services represents equity attributable to us. Starting Q4 2021, Automotive Services is va lue d based on market comparable using a multiple. As of December 31, 2021, March 31, 2022, June 30, 2022, and September 30, 2022 Services is valued at 14.0x Adjusted EB ITDA for the trailing twelve months period. (6) Prior to Q3 2021, value represents GAAP equity attributable to us as of each respective date. On October 29, 2021, we a nno unced a definitive agreement to sell PSC Metals, LLC for total consideration of approximately $290 million (including indebtedness that will be repaid at closing, and su bject to customary working capital adjustments). The amount as of September 30, 2021 is based on the anticipated sales price as of September 30, 2021. On Decemb er 7, 2021, we closed on the previously announced sale of 100% of the equity interests in PSC Metals. In connection with this sale, we received proceeds of $323 mill ion and recognized a pretax gain on sale of $163 million. (7) Holding Company’s balance as of each respective date. (8) Holding Company’s balance as of each respective date, excluding non - cash deferred tax assets or liabilities.

Adjusted EBITDA Reconciliations 22

23 Non - GAAP Financial Measures The Company uses certain non - GAAP financial measures in evaluating its performance . These include non - GAAP EBITDA and Adjusted EBITDA . EBITDA represents earnings from continuing operations before interest expense, income tax (benefit) expense and depreciation and amortization . We define Adjusted EBITDA as EBITDA excluding certain effects of impairment, restructuring costs, certain pension plan expenses, gains/losses on disposition of assets, gains/losses on extinguishment of debt and certain other non - operational charges . We present EBITDA and Adjusted EBITDA on a consolidated basis and on a basis attributable to Icahn Enterprises net of the effects of non - controlling interests . We conduct substantially all of our operations through subsidiaries . The operating results of our subsidiaries may not be sufficient to make distributions to us . In addition, our subsidiaries are not obligated to make funds available to us for payment of our indebtedness, payment of distributions on our depositary units or otherwise, and distributions and intercompany transfers from our subsidiaries to us may be restricted by applicable law or covenants contained in debt agreements and other agreements to which these subsidiaries currently may be subject or into which they may enter into in the future . The terms of any borrowings of our subsidiaries or other entities in which we own equity may restrict dividends, distributions or loans to us . We believe that providing EBITDA and Adjusted EBITDA to investors has economic substance as these measures provide important supplemental information of our performance to investors and permits investors and management to evaluate the core operating performance of our business without regard to interest, taxes and depreciation and amortization and certain effects of impairment, restructuring costs, certain pension plan expenses, gains/losses on disposition of assets, gains/losses on extinguishment of debt and certain other non - operational charges . Additionally, we believe this information is frequently used by securities analysts, investors and other interested parties in the evaluation of companies that have issued debt . Management uses, and believes that investors benefit from referring to, these non - GAAP financial measures in assessing our operating results, as well as in planning, forecasting and analyzing future periods . Adjusting earnings for these charges allows investors to evaluate our performance from period to period, as well as our peers, without the effects of certain items that may vary depending on accounting methods and the book value of assets . Additionally, EBITDA and Adjusted EBITDA present meaningful measures of performance exclusive of our capital structure and the method by which assets were acquired and financed . EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under generally accepted accounting principles in the United States, or U . S . GAAP . For example, EBITDA and Adjusted EBITDA : • do not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments ; • do not reflect changes in, or cash requirements for, our working capital needs ; and • do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt . Although depreciation and amortization are non - cash charges, the assets being depreciated or amortized often will have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements . Other companies in the industries in which we operate may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures . In addition, EBITDA and Adjusted EBITDA do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations . EBITDA and Adjusted EBITDA are not measurements of our financial performance under U . S . GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with U . S . GAAP or as alternatives to cash flow from operating activities as a measure of our liquidity . Given these limitations, we rely primarily on our U . S . GAAP results and use EBITDA and Adjusted EBITDA only as a supplemental measure of our financial performance .

24 Adjusted EBITDA Reconciliation by Segment – Last Twelve Months Ended September 30, 2022 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Home Fashion, and Pharma segments. Net income (loss) ($631) $452 ($185) ($4) $5 ($9) ($19) $167 ($219) ($443) Interest expense, net 175 91 1 6 - 3 - - 285 561 Income tax expense (benefit) - 80 (54) 2 - (1) - - (69) (42) Depreciation and amortization - 354 81 27 11 7 28 3 1 512 ($456) $977 ($157) $31 $16 $0 $9 $170 ($2) $588 Restructuring costs - - - 1 - - - - - 1 (Gain) loss on disposition of assets, net - - (3) - (3) - - (163) - (169) Transformation losses - - 75 - - - - - - 75 Net (gain) loss on extinguishment of debt - - - - - - - - 1 1 Call option lawsuits settlement - 79 - - - - - - - 79 Other - - - 16 1 (1) - - - 16 ($456) $1,056 ($85) $48 $14 ($1) $9 $7 ($1) $591 Net income (loss) ($276) $216 ($185) ($4) $5 ($9) ($19) $167 ($219) ($324) Interest expense, net 80 47 1 5 - 3 - - 285 421 Income tax expense (benefit) - 62 (54) 2 - (1) - - (69) (60) Depreciation and amortization - 199 81 24 11 7 28 3 1 354 ($196) $524 ($157) $27 $16 $0 $9 $170 ($2) $391 Restructuring costs - - - 1 - - - - - 1 (Gain) loss on disposition of assets, net - - (3) - (3) - - (163) - (169) Transformation losses - - 75 - - - - - - 75 Net (gain) loss on extinguishment of debt - - - - - - - - 1 1 Call option lawsuits settlement - 56 - - - - - - - 56 Other - - - 15 1 (1) - - - 15 ($196) $580 ($85) $43 $14 ($1) $9 $7 ($1) $370 Adjusted EBITDA attributable to IEP Adjusted EBITDA: EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Adjusted EBITDA attributable to IEP: EBITDA attributable to IEP ($Millions) Investment Energy Automotive Food Packaging (1) Real Estate Home Fashion (1) Pharma (1) Holding Company ConsolidatedMetals

25 Adjusted EBITDA Reconciliation by Segment – Nine Months Ended September 30, 2022 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Home Fashion, and Pharma segments. Net income (loss) $221 $436 ($64) $0 $8 ($10) ($15) $0 ($193) $383 Interest expense, net 127 66 1 5 - 2 - - 206 407 Income tax expense (benefit) - 94 (22) 3 - 1 - - 17 93 Depreciation and amortization - 264 60 20 9 5 21 - 1 380 $348 $860 ($25) $28 $17 ($2) $6 $0 $31 $1,263 (Gain) loss on disposition of assets, net - - (4) - - - - - - (4) Transformation losses - - 41 - - - - - - 41 Net (gain) loss on extinguishment of debt - - - - - - - - 1 1 Call option lawsuits settlement - 79 - - - - - - - 79 Other - - - 12 - (1) - - - 11 $348 $939 $12 $40 $17 ($3) $6 $0 $32 $1,391 Net income (loss) $115 $231 ($64) $0 $8 ($10) ($15) $0 ($193) $72 Interest expense, net 58 35 1 4 - 2 - - 206 306 Income tax expense (benefit) - 69 (22) 3 - 1 - - 17 68 Depreciation and amortization - 148 60 18 9 5 21 - 1 262 $173 $483 ($25) $25 $17 ($2) $6 $0 $31 $708 (Gain) loss on disposition of assets, net - - (4) - - - - - - (4) Transformation losses - - 41 - - - - - - 41 Net (gain) loss on extinguishment of debt - - - - - - - - 1 1 Call option lawsuits settlement - 56 - - - - - - - 56 Other - - - 11 - (1) - - - 10 $173 $539 $12 $36 $17 ($3) $6 $0 $32 $812 ($Millions) Investment Energy Automotive Food Packaging (1) Real Estate Home Fashion (1) Pharma (1) Holding Company ConsolidatedMetals Adjusted EBITDA attributable to IEP Adjusted EBITDA attributable to IEP: EBITDA attributable to IEP Adjusted EBITDA: EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests

26 Adjusted EBITDA Reconciliation by Segment – Nine Months Ended September 30, 2021 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Home Fashion, and Pharma segments. Net income (loss) $820 $13 ($139) $2 ($5) ($9) $1 $19 ($376) $326 Interest expense, net 170 84 7 5 - 1 - 1 239 507 Income tax expense (benefit) - (13) (40) 5 - - - - 105 57 Depreciation and amortization - 253 66 21 7 5 21 11 1 385 $990 $337 ($106) $33 $2 ($3) $22 $31 ($31) $1,275 (Gain) loss on disposition of assets, net - - 21 - - - - - - 21 Transformation losses - - 115 - - - - - - 115 Net (gain) loss on extinguishment of debt - 8 - - - - - - (3) 5 Other - - - 10 - 1 (14) - - (3) $990 $345 $30 $43 $2 ($2) $8 $31 ($34) $1,413 Net income (loss) $375 $10 ($139) $2 ($5) ($9) $1 $19 ($376) ($122) Interest expense, net 77 36 7 4 - 1 - 1 239 365 Income tax expense (benefit) - (7) (40) 4 - - - - 105 62 Depreciation and amortization - 145 66 19 7 5 21 11 1 275 $452 $184 ($106) $29 $2 ($3) $22 $31 ($31) $580 (Gain) loss on disposition of assets, net - - 21 - - - - - - 21 Transformation losses - - 115 - - - - - - 115 Net (gain) loss on extinguishment of debt - 6 - - - - - - (3) 3 Other - - - 9 - 1 (14) - - (4) $452 $190 $30 $38 $2 ($2) $8 $31 ($34) $715 ($Millions) Investment Energy Automotive Food Packaging (1) Real Estate Home Fashion (1) Pharma (1) Holding Company ConsolidatedMetals Adjusted EBITDA attributable to IEP Adjusted EBITDA attributable to IEP: EBITDA attributable to IEP Adjusted EBITDA: EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests

27 Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2021 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Home Fashion, and Pharma segments. Net income (loss) ($32) $29 ($260) ($2) ($8) ($8) ($3) $186 ($402) ($500) Interest expense, net 218 109 7 6 - 2 - 1 318 661 Income tax expense (benefit) - (27) (72) 4 - (2) - - 19 (78) Depreciation and amortization - 343 87 28 9 7 28 14 1 517 $186 $454 ($238) $36 $1 ($1) $25 $201 ($64) $600 Restructuring costs - - - 1 - - - - - 1 (Gain) loss on disposition of assets, net - - 22 - (3) - - (163) - (144) Transformation losses - - 149 - - - - - - 149 Net (gain) loss on extinguishment of debt - 8 - - - - - - (3) 5 Other - - - 14 1 1 (14) - - 2 $186 $462 ($67) $51 ($1) $0 $11 $38 ($67) $613 Net income (loss) ($16) ($5) ($260) ($2) ($8) ($8) ($3) $186 ($402) ($518) Interest expense, net 99 48 7 5 - 2 - 1 318 480 Income tax expense (benefit) - (14) (72) 3 - (2) - - 19 (66) Depreciation and amortization - 196 87 25 9 7 28 14 1 367 $83 $225 ($238) $31 $1 ($1) $25 $201 ($64) $263 Restructuring costs - - - 1 - - - - - 1 (Gain) loss on disposition of assets, net - - 22 - (3) - - (163) - (144) Transformation losses - - 149 - - - - - - 149 Net (gain) loss on extinguishment of debt - 6 - - - - - - (3) 3 Other - - - 13 1 1 (14) - - 1 $83 $231 ($67) $45 ($1) $0 $11 $38 ($67) $273 Adjusted EBITDA attributable to IEP: EBITDA attributable to IEP Adjusted EBITDA attributable to IEP EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Adjusted EBITDA: ($Millions) Investment Energy Automotive Food Packaging (1) Real Estate Home Fashion (1) Pharma (1) Metals Consolidated Holding Company

28 Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2020 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Home Fashion, and Pharma segments. Net income (loss) ($1,447) ($327) ($198) $4 ($16) ($7) ($1) $0 ($476) ($2,468) Interest expense, net 196 121 12 11 - 1 - 1 328 670 Income tax expense (benefit) - (112) (54) 8 - - - - 42 (116) Depreciation and amortization - 343 95 27 17 8 2 18 - 510 ($1,251) $25 ($145) $50 $1 $2 $1 $19 ($106) ($1,404) Impairment of assets - - - - 7 3 - 1 - 11 Restructuring costs - - - 1 - - - 1 - 2 (Gain) loss on disposition of assets, net - - 6 - 5 - - (1) - 10 Transformation losses - - 94 - - - - - - 94 Net (gain) loss on extinguishment of debt - 8 - - - 4 12 Other - - - 8 15 (2) - - - 21 ($1,251) $33 ($45) $59 $28 $3 $1 $20 ($102) ($1,254) Net income (loss) ($765) ($194) ($198) $4 ($16) ($7) ($1) $0 ($476) ($1,653) Interest expense, net 92 56 12 9 - 1 - 1 328 499 Income tax expense (benefit) - (74) (54) 7 - - - - 42 (79) Depreciation and amortization - 191 95 22 17 8 2 18 - 353 ($673) ($21) ($145) $42 $1 $2 $1 $19 ($106) ($880) Impairment of assets - - - - 7 3 - 1 - 11 Restructuring costs - - - 1 - - - 1 - 2 (Gain) loss on disposition of assets, net - - 6 - 5 - - (1) - 10 Transformation losses - - 94 - - - - - - 94 Net (gain) loss on extinguishment of debt - 6 - - - - - - 4 10 Other - - - 5 15 (2) - - - 18 ($673) ($15) ($45) $48 $28 $3 $1 $20 ($102) ($735) ($Millions) Investment Energy Automotive Food Packaging (1) Real Estate Home Fashion (1) Pharma (1) Holding Company ConsolidatedMetals Adjusted EBITDA attributable to IEP Adjusted EBITDA: EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Adjusted EBITDA attributable to IEP: EBITDA attributable to IEP

29 Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2019 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Home Fashion, and Pharma segments. Net income (loss) ($1,543) $314 ($197) ($22) $16 ($17) $0 ($22) $311 ($599) ($1,759) Interest expense, net 106 102 20 17 (1) 1 - 1 3 296 545 Income tax expense (benefit) - 112 (55) 6 (6) - - - 1 (38) 20 Depreciation and amortization - 352 98 26 17 7 - 19 - - 519 ($1,437) $880 ($134) $27 $26 ($9) $0 ($2) $315 ($341) ($675) Impairment of assets - - - 1 - - - 1 - - 2 Restructuring costs - - - 8 - 1 - 3 - - 12 Non-service cost of U.S. based pension - - - 2 - - - - - - 2 Net (gain) loss on extinguishment of debt - - - - - - - - - (2) (2) (Gain) loss on disposition of assets, net - - 4 - - - - (1) (252) - (249) Transformation losses - - 50 - - - - - - 50 Other - - - 9 (2) 2 - 1 7 - 17 ($1,437) $880 ($80) $47 $24 ($6) $0 $2 $70 ($343) ($843) Net income (loss) ($775) $246 ($197) ($17) $16 ($17) $0 ($22) $299 ($599) ($1,066) Interest expense, net 52 45 20 13 (1) 1 - 1 1 296 428 Income tax expense (benefit) - 86 (55) 5 (6) - - - 1 (38) (7) Depreciation and amortization - 195 98 20 17 7 - 19 - - 356 ($723) $572 ($134) $21 $26 ($9) $0 ($2) $301 ($341) ($289) Impairment of assets - - - 1 - - - 1 - - 2 Restructuring costs - - - 6 - 1 - 3 - - 10 Non-service cost of U.S. based pension - - - 2 - - - - - - 2 Net (gain) loss on extinguishment of debt - - - - - (2) (2) (Gain) loss on disposition of assets, net - - 4 - - - - (1) (252) - (249) Transformation losses - - 50 - - - - - - 50 Other - - - 7 (2) 2 - 1 6 - 14 ($723) $572 ($80) $37 $24 ($6) $0 $2 $55 ($343) ($462) ($Millions) Investment Energy Automotive Food Packaging (1) Real Estate Home Fashion (1) Pharma (1) Mining Holding Company ConsolidatedMetals Adjusted EBITDA attributable to IEP Adjusted EBITDA: EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Adjusted EBITDA attributable to IEP: EBITDA attributable to IEP